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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): February 28, 2001

                                 WATERLINK, INC.
               (Exact Name of Registrant as Specified in Charter)

    Delaware                         1-13041                     34-1788678
(State or Other              (Commission File Number)         (I.R.S. Employer
Jurisdiction of                                              Identification No.)
 Incorporation)
                        ---------------------------------

                            4100 Holiday Street N.W.
                               Canton, Ohio 44718
                    (Address of Principal Executive Offices)
                                   (Zip Code)
                        ---------------------------------

                                  330-649-4000
              (Registrant's Telephone Number, Including Area Code)



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Item 2.  Acquisition or Disposition of Assets

         (a) On February 28, 2001 Waterlink sold substantially all of the assets and certain liabilities of its Waterlink Separations, Inc. subsidiary to Parkson Corporation, a Delaware corporation. The sales price was $18,791,239 in cash, of which $17,291,239 was paid to Waterlink at closing and $1,500,000 was placed in escrow. With regard to the amount placed in escrow, $500,000 is payable six months after closing and $1,000,000 is payable twelve months after the closing date, less any applicable indemnification claims made by Parkson. Waterlink Separations, Inc. comprised the operations of Waterlink's Separations Division. The sales price was established based on arms'-length negotiations between Waterlink and Parkson.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (b) Unaudited Pro Forma Condensed Consolidated Financial Data

         BASIS OF PRESENTATION

         The following Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2000 adjusts Waterlink's historical balance sheet to reflect the use of the net proceeds from the sale of the Separations Division. The Unaudited Pro Forma Consolidated Statement of Operations for the year ended September 30, 2000 adjusts Waterlink's historical statement of operations to give effect to the sale of the Separations Division as if it had occurred on October 1, 1999. For the three months ended December 31, 2000 Waterlink classified the Separations Division as a discontinued operation and as such, no pro forma adjustments are required to be presented.

         The Waterlink historical balance sheet used was derived from Waterlink's Form 10-Q for the period ended December 31, 2000 filed on February 14, 2001. This balance sheet presented the Separations Division as a discontinued operation and classified the estimated net proceeds as a current asset. Waterlink's operating results for the year ended September 30, 2000 were derived from Waterlink's Form 10-K for the year ended September 30, 2000 filed on December 21, 2000. The results of operations for the year ended September 30, 2000 for the Separations Division was derived from Waterlink's internal records.

         The Unaudited Pro Forma Condensed Consolidated Financial Data has been prepared by Waterlink's management. The Unaudited Pro Forma Condensed Consolidated Financial Data should be read in conjunction with the Consolidated Financial Statements and notes thereto included in Waterlink's Form 10-K for the year ended September 30, 2000 filed with the Securities and Exchange Commission on December 21, 2000.

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                        WATERLINK, INC. AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                DECEMBER 31, 2000

                                                                   Pro Forma
                                                   Waterlink      Adjustments          Pro Forma
                                                 -------------   --------------      --------------
                                                                (In thousands)
 Assets:
 Current assets:
      Cash and cash equivalents                      $  2,588                             $  2,588
      Accounts receivable                              21,493                               21,493
      Inventories                                      18,779                               18,779
      Costs in excess of billings                       9,637                                9,637
      Other current assets                              1,681                                1,681
      Net assets of discontinued operations            17,550       $ (15,611)  (1)          1,939
                                                 -------------   --------------      --------------
 Total current assets                                  71,728         (15,611)              56,117

 Property, plant and equipment, net                     8,452                                8,452

 Other assets:
      Goodwill, net                                    33,251                               33,251
      Other assets                                      3,267                                3,267
                                                 -------------   --------------      --------------
                                                       36,518                -              36,518
                                                 -------------   --------------      --------------
 Total assets                                       $ 116,698       $ (15,611)           $ 101,087
                                                 =============   ==============      ==============

 Liabilities and shareholders' equity:
 Current liabilities:
      Accounts payable                              $  10,679                            $  10,679
      Accrued expenses                                 10,880                               10,880
      Billings in excess of cost                        2,635                                2,635
      Accrued income taxes                                399                                  399
      Current portion of long-term debt                71,849       $ (15,611)  (1)         56,238
                                                 -------------   --------------      --------------
 Total current liabilities                             96,442         (15,611)              80,831

 Long-term obligations:
      Long-term debt                                        6                                    6
      Other                                               946                                  946
                                                 -------------   --------------      --------------
                                                          952               -                  952

 Shareholders' equity                                  19,304                               19,304
                                                 -------------   --------------      --------------
 Total liabilities and shareholders' equity:        $ 116,698       $ (15,611)           $ 101,087
                                                 =============   ==============      ==============




    The accompanying notes are an integral part of these financial statements

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                        WATERLINK, INC. AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                          YEAR ENDED SEPTEMBER 30, 2000

                                                           Separations       Pro Forma
                                            Waterlink      Division (2)      Adjustments          Pro Forma
                                         ---------------  --------------   --------------      --------------
                                                        (in thousands, except per share data)

 Net sales                                   $  159,576      $ (36,348)                            $ 123,228
 Cost of sales                                  110,104        (19,315)                               90,789
                                         ---------------  -------------                        --------------
 Gross profit                                    49,472        (17,033)                               32,439

 Selling, general and
      administrative expenses                    39,073        (13,851)                               25,222
 Special charges                                 21,444         (8,596)                               12,848
 Amortization                                     1,916           (739)                                1,177
                                         ---------------  -------------                        --------------
 Operating loss                                 (12,961)         6,153                                (6,808)

 Other income (expense):
      Interest expense                           (7,415)           104          $   1,483  (3)        (5,828)
      Other items - net                             (37)           (29)                                  (66)
                                         ---------------  -------------    --------------      --------------
 Loss before income taxes                       (20,413)         6,228              1,483            (12,702)
 Income taxes                                       454                                                  454
                                         ---------------  -------------    --------------      --------------
 Loss from continuing operations                (20,867)         6,228              1,483            (13,156)

 Discontinued operations:
      Loss from operations                       (1,338)                                              (1,338)
      Loss on disposal of operations            (16,151)                                             (16,151)
                                         ---------------  -------------    --------------      --------------

 Net loss                                    $  (38,356)     $   6,228          $   1,483          $ (30,645)
                                         ===============  =============    ==============      ==============


 Per share data:
      Loss per common share, basic
          and assuming dilution:
            Continuing operations            $   (1.08)                                            $   (0.68)
            Discontinued operations              (0.91)                                                (0.91)
                                         ---------------                                       --------------
                                             $   (1.99)                                            $   (1.59)
                                         ===============                                       ==============

      Number of shares used to
          compute pro forma
          per share data                        19,299                                                19,299
                                         ===============                                       ==============


    The accompanying notes are an integral part of these financial statements

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                        Waterlink, Inc. and Subsidiaries

       Notes to Unaudited Pro Forma Condensed Consolidated Financial Data


Unaudited Pro Forma Condensed Consolidated Balance Sheet
--------------------------------------------------------

The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2000 has been adjusted to reflect the following adjustment:

(1) To reflect the application of $15,611,000 of proceeds, net of $1,680,000 of transaction costs, received at the closing date of the sale of the Separations Division as a reduction of net assets of discontinued operations and as a reduction to outstanding indebtedness.

Unaudited Pro Forma Consolidated Statement of Operations
--------------------------------------------------------

The Unaudited Pro Forma Consolidated Statement of Operations for the year ended September 30, 2000 has been adjusted to reflect the following adjustments:

(2)      To remove the operations of the Separations Division.

(3) To reflect the elimination of $1,483,000 of interest expense based on a $15,611,000 reduction of indebtedness at October 1, 1999 at an interest rate of 9.5%.

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(c)      Exhibits

10.1 Purchase Agreement by and among Parkson Corporation, Waterlink Separations, Inc. and Waterlink, Inc. dated as of February 28, 2001

99.1     Press Release issued by Waterlink on March 1, 2001


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                WATERLINK, INC.


Dated:   March 13, 2001                     By: /s/ Mark E. Brody
                                                -----------------
                                                Mark E. Brody
                                                Chief Financial Officer

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